UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☑	Definitive Additional Materials
◻	Soliciting Material Pursuant to §240.14a-12

ARROW ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts!

ARROW ELECTRONICS, INC.

9201 EAST DRY CREEK ROAD

CENTENNIAL, COLORADO 80112

ARROW ELECTRONICS, INC.

You invested in ARROW ELECTRONICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2022.

Get informed before you vote

View the proxy statement and annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit

www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote in Person at the Meeting*

May 11, 2022

8:00 a.m. Mountain time

Hyatt Regency Denver Tech Center

7800 E. Tufts Ave.

Denver, CO 80237

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Smartphone users

Point your camera here and

vote without entering a

control number

V1.1

For complete information and to vote, visit www.ProxyVote.com

Control #

D68005-P68457

2022 Annual Meeting

Vote by May 10, 2022 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Vote at www.ProxyVote.com

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

Voting Items

Board Recommends

D68006-P68457

01) Barry W. Perry

02) William F. Austen

03) Fabian T. Garcia

04) Steven H. Gunby

05) Gail E. Hamilton

06) Andrew C. Kerin

07) Laurel J. Krzeminski

08) Michael J. Long

09) Carol P. Lowe

10) Stephen C. Patrick

11) Gerry P. Smith

1. Election of Directors

Nominees:

2. To ratify the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3. To approve, by non-binding vote, named executive officer compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For

For

For